UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23318

Ecofin Tax-Exempt Private Credit Fund, Inc.
(Exact name of registrant as specified in charter)

6363 College Boulevard, Suite 100A, Overland Park, KS 66211
(Address of principal executive offices) (Zip code)

P. Bradley Adams

6363 College Boulevard, Suite 100A, Overland Park, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2023

Item 1. Report to Stockholders.

(a)	The Report to Shareholders is attached herewith.

2023 Semi-Annual Report

March 31, 2023

www.tortoiseecofin.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.tortoiseecofin.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-TCA-FUND (855-822-3863) or by sending an e-mail request to info@tortoiseecofin.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-822-3863 or send an email request to info@tortoiseecofin.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Ecofin Tax-Exempt Private Credit Fund, Inc.
2023 Semi-Annual Report

Investments by asset type as of 3/31/2023	Sector allocation as of 3/31/2023

(unaudited)

2	Ecofin

2023 Semi-Annual Report | March 31, 2023

Dear investor,

TSIFX had a positive return of 2.22% for the 1st half of fiscal year 2023. Income remained the core component of return generation, with the income stream producing a positive return of 6.41% during those six months, offsetting a price decline of 4.19%. The fund ended the 6 months with an effective duration1 of 1.35 years and a gross yield to worst2 (the lowest yield an investor can expect when investing in a callable bond) of 6.32%. The distribution rate as of March 31, 2023 was 4.74%.

During the time period, the fund received allocation in 8 investments totaling $13.95MM, seven of which were in the education sector and one of which was in waste transition. Additionally, we had two realizations during the 6 months for charter school investments with a cost basis of $10.55MM. In just under 3 years in the portfolio, the first realized transaction achieved an internal rate of return (IRR)3 of 10.6% and a multiple of over 1.3x. In just over 3 years in the portfolio, the second realized transaction achieved an IRR of 9.9% and a multiple of over 1.3x. Those numbers are not taking into account the tax-exempt nature of the income provided by the investment. We believe that the fund’s focus on essential assets should continue to provide a downside hedge while generating an income stream above that of traditional bond market sectors. Our ability to directly originate high yield, short duration loans continued to shine in this very volatile market.

Market Update

Yield curve inversions deepened in the first quarter of 2023 as the Federal Reserve (Fed) continued down the hiking path despite a regional banking crisis and growing signs of a slowing economy. Cash continued to pile into money market funds at record pace as investors have suddenly woken up to the idea that they can potentially earn a higher yield. If a recession is in the cards for 2023, the stock market did not seem to get the memo. In stark contrast to plunging intermediate and long-term Treasury yields, the S&P 500 Index4 was up nearly 7.5% for the quarter. Although recession fears are growing, with even the Fed now forecasting a mild recession later this year, employment remains strong and early estimates of Q1 2023 gross domestic product (GDP) point to a positive print. This remains a very difficult market for asset allocation.

The Bloomberg U.S. Corporate, U.S. Corporate High Yield, U.S. Municipal, and U.S. Aggregate Indices5 returned 3.5%, 3.6%, 2.8%, and 3.0%, respectively for the quarter. The Fed Funds target rate climbed 50 basis points (bps)6 to 5.00% following consecutive 25 bps hikes at the February and March Federal Open Market Committee (FOMC) meetings. Following significant yield curve inversions in 2022, traders have continued to bet against the Fed’s higher for longer rhetoric. After peaking at 5.09% in early March, two-year T-Note yields finished the quarter down 40 bps to 4.03% in an abrupt flight to safety spurred by stresses to the banking sector. The benchmark ten-year Note moved 41 bps lower to finish the quarter at 3.47%.

The Bloomberg U.S. Corporate High Yield, and U.S. Corporate indices5 posted nearly identical performance as falling yields boosted returns, and credit spreads finished the quarter nearly unchanged. Taking a closer look at spreads, high yield was outperforming investment grade heading into March as spreads declined 70 bps through March 7th – according to the Bloomberg U.S. Corporate High Yield Index.5 That quickly changed following the collapse of Silicon Valley Bank, which sent spreads over the 500 bps threshold temporarily before closing the month of March at 455 bps.

Ten-year AAA muni yields finished the quarter at 2.28%. This equates to 65.6% of the ten-year Treasury yield, down from 68.2% at the end of 2022 according to Bloomberg, which is on the more expensive side historically speaking for the muni market. For investors seeking higher income and a relatively lower volatility structure compared to the high yield benchmark, we continue to believe a short duration approach acts as a buffer during the wild interest rate swings we are currently seeing without sacrificing yield and income during a turbulent market.

We believe our focus on credits that are backed by real collateral, such as 1st lien mortgages, with tailored covenant structures that are more stringent compared to public offerings, provides additional security during unknown times. While we remain cognizant of the questionable economic outlook, we have continued to see favorable risk/reward opportunities in sectors that we consider less sensitive to the business cycle compared to typical corporate credits. We will focus our capital deployment on these unique opportunities that present themselves during times of illiquidity.

Education

The public bond market for new issuance of K-12 charter school and private school revenue bonds in Q1 2023 declined to $375,253,000 a 56.67% decrease from the same period in 2022. There were only 16 new issues in Q1 2023, half of which were unrated transactions compared to 40 new issues and 19 unrated transactions in Q1 2022.7 The market slowdown for K-12 charter & private school bond offerings was driven by a combination of increased interest rates (affecting borrower affordability) and cumulative outflows of approximately $1.235 billion from municipal bond funds for the first quarter of 2023.8

Despite the decrease in new issuance, there were a number of positive developments in Q1 2023 for charter school facility funding that should help ease the burden of rising costs and interest rates for school facility projects. The National Alliance for Public Charter Schools recently outlined four states that have upcoming votes to increase funding for facilities spending for charter schools – New Jersey, Maryland, Texas and Idaho.9 The latter, in fact, passed two facilities related measures in 2023 that should help boost the credit profile and opportunity for new and established schools to obtain lower interest rates for school facility loans.

(unaudited)

Ecofin	3

Ecofin Tax-Exempt Private Credit Fund, Inc.

A new report by the State of Florida highlights parents’ demand for better school options noting more than 1.6 million K-12 students in Florida – nearly 49% of the student population – are making use of available school choice options, with their children attending some alternative to their assigned district. These findings come directly from the Florida Department of Education, which compiled data for the 2021-22 school year, and are reflected in Step Up For Students’ annual Florida Changing Landscapes report.10

Another positive finding comes from the New York City Charter Center indicating that New York City charter public schools “bested its (district run) public school counterpart by up to 8% on both state math and reading tests in the 2020-21 school year. These results are even more impressive given they were achieved on a relative shoestring budget, with city charters spending just $17,626 per student compared to the $35,941 spent on each traditional district public student, according to the Center and Citizens Budget Commission.”11

Despite market headwinds, the team at Ecofin actually saw an increase in both the volume and credit quality of investment opportunities presented throughout the quarter. As economic and education challenges continue to evolve, Ecofin will continue to leverage our team’s decades of experience and commitment to the sector to provide a suitable financing alternative for K-12 charter schools and private schools that we expect to offer solid returns for our investors.

Senior living

In the fourth quarter of 2022, the for-profit senior living sector recorded its seventh quarter in a row of occupancy gains. Statistically, nationwide occupancy of independent an assisted living is 85.2% and 81.2%, respectively. Recovery has been slightly stronger in the higher acuity and needs based assisted living setting; however, independent living is not far behind. As of the fourth quarter, occupancy had recovered 5.4% from the pandemic lows in 2021, but still has 4.0% to reach the pre-pandemic occupancy of 87.2%.6

Non-profit senior living has fared better than their for-profit brethren since the pandemic hit. As of Q4 2022, non-profit continuing care retirement communities (“CCRC’s”) were coincidentally, 87.2% occupied.12

Occupancy recovery has been fueled by almost three years of slowing construction starts which as of the fourth quarter 2022 recorded the lowest primary market inventory growth since 2013. Rising interest rates and elevated construction costs should continue to propel occupancy in the months to come.

From now until 2030, an average of 10,000 baby boomers will turn 65 every day.13 With the combination of increased population and a slower pace of new senior living inventory supply, we remain confident in the senior living industry’s ability to rebound and prepare for the upcoming “Silver Tsunami” as our population continues to age.

Waste transition

During the first quarter of 2023, the U.S. Treasury Department and the Internal Revenue Service continued to roll-out guidance related to the Inflation Reduction Act of 2022, or IRA. The Act enables certain waste-to-energy and other projects to qualify for meaningful investment tax credits, in many cases equal to 30% or more of the project’s eligible costs. While passage of the IRA has already provided a boost to project construction, the federal guidance serves to provide greater clarity and economic certainty for developers as they move forward with new project development.

For example, the IRA contains a 10% investment tax credits addition related to Energy Communities, which have been identified as historical energy communities, such as areas with closed coal mines or coal-fired power plants, or areas that have a high percentage of local tax revenues derived from fossil fuels combined with high unemployment rates, as well as brownfield sites being redeveloped.

In addition, Treasury and the IRS provided guidance regarding the transferability of the investment tax credits and the direct-pay feature available to tax-exempt entities, while also indicating that an electronic registry is being created to enable more efficient transferability and conversion of the investment tax credits into cash proceeds.

These additional governmental supports, together with strong underlying fundamentals of the Waste Transition sector, continued to drive mergers and acquisitions and capital deployment within the sector. For example, in January, the IFM Net Zero Infrastructure Fund announced that it was acquiring a majority interest in GreenGasUSA, a developer of renewable natural gas (RNG) projects. In February, Waste Connections affirmed its commitment to spend approximately $200 million between 2022 and 2025 to develop more RNG projects at its landfills. In March, the Ontario Teacher’s Pension Plan announced that it was acquiring a majority stake in Sevana Bioenergy and committed $250 million of capital toward the company’s future RNG projects. And, in March, Marathon Petroleum announced it was acquiring a 49.9% interest in LF Bioenergy, another RNG producer, for $50 million while committing an additional $50 million for future RNG projects.

(unaudited)

4	Ecofin

2023 Semi-Annual Report | March 31, 2023

In terms of the waste-to-value, our recycling component of the Waste Transition sector, there continued to be a broad push for legislation mandating Extended Producer Responsibility, or EPR. In general, EPR laws are designed to encourage manufacturers of products to be more involved in recycling, including paying the associated costs. While four U.S. states have already passed an EPR law – California, Colorado, Maine, and Oregon – it was announced in the first quarter that 40 EPR bills were considered in 18 other states during calendar 2022. As these EPR efforts continue, the expectation is that there will be more recycling projects developed to address a variety of materials with currently-low recycling rates.

Conclusion

Our opportunities for investing are expanding for many reasons, primarily as our sectors have continued to see robust growth and competing financing providers have been forced to scale back allocations. Not only has the fund invested in solid projects to date, but the fund has delivered returns to investors. We hope that you are encouraged by our relative outperformance and continue to place your faith in the fund.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Performance data shown is net of fees and reflects waivers in effect. In the absence of such waivers, total return would be reduced.

1	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates and is expressed as a number of years.
2	Yield to worst is the average rate of return of the portfolio at current market prices, adjusting for optionality. Does not reflect the deduction of management fees and other fund expenses up to the expense cap. If management fees and expenses had been included, returns would be reduced.
3	Internal rate of return (IRR): Actual cash return on cash invested over the life of the investment.
4	The S&P 500 Index is an unmanaged, market-value weighted index of stocks that is widely regarded as the standard for measuring large-cap U.S. stock market performance.
5	The Bloomberg U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, High Yield, fixed-rate corporate bond market. Securities are classified as High Yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded. The Bloomberg U.S. Municipal Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed tax exempt bond market. The index includes state and local general obligation, revenue, insured and pre-refunded bonds. The Bloomberg U.S. Aggregate Index is a broad-based flagship benchmark that measure the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
6	Basis point (bp): unit equal to 1/100th of 1% and used to denote the change in a a financial instrument.
7	Electronic Municipal Market Access ( https://emma.msrb.org/ ) & MuniOS ( https://www.munios.com/ )
8	Refinitiv Lipper US Fund Flows ( https://www.lipperusfundflows.com/ )
9	Four States Pursuing Facilities Funding for Charter Schools in 2023; Charlie Bufalino. National Alliance for Public Charter Schools, March 3, 2023
10	Nearly 49% of Florida students are using school choice options Published, Patrick R. Gibbons. reimaginED, January 24, 2023
11	NYC charters outperform public schools— and do it at less than half the cost per student; Carl Campanile, Jesse O’Neill, Georgett Roberts and Khristina Narizhnaya. New York Post, February 22, 2023.
12	NIC
13	census.gov

(unaudited)

Ecofin	5

Ecofin Tax-Exempt Private Credit Fund, Inc.

Investing involves risks. Principal loss is possible. The fund is suitable only for investors who can bear the risks associated with the limited liquidity of the fund and should be viewed as a long-term investment. The fund will ordinarily accrue and pay distributions from its net investment income, if any, once a quarter; however, the amount of distributions that the fund may pay, if any, is uncertain. There currently is no secondary market for the fund’s shares and the advisor does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the fund’s quarterly Repurchase Offers for no less than 5% of the fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The fund invests in municipal-related securities. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Changes related to taxation, legislation or the rights of municipal security holders can significantly affect municipal bonds. Because the fund concentrates its investments in municipal-related securities the fund may be subject to increased volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. The fund may utilize leverage, which is a speculative technique that may adversely affect common shareholders if the return on investments acquired with borrowed fund or other leverage proceeds do not exceed the cost of the leverage, causing the fund to lose money.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for a complete list of the Fund holdings.

Nothing contained on this communication constitutes tax, legal or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

(unaudited)

6	Ecofin

2023 Semi-Annual Report | March 31, 2023

Expense Example

As a shareholder of the Ecofin Tax-Advantaged Social Impact Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees on marketplace loans and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2022 – March 31, 2023).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period(1) October 1, 2022 to March 31, 2023
Actual(2)	$1,000.00	$1,022.20	$7.56
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54
(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% multiplied by the average account value over the period, multiplied 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six month period ended March 31, 2023 of 2.22%.

(unaudited)

Ecofin	7

Schedule of Investments (unaudited)
March 31, 2023

	Principal Amount	Fair Value

Corporate Notes — 2.5%(1)
MBS SPV I LLC
6.000%, 03/01/2026(2)
(Cost $4,000,000)	$4,000,000	$3,725,781

Municipal Bonds — 88.1%(1)
Alabama — 1.4%(1)
Alabama Public School and College Authority
(Obligor: Social Bonds)
5.000%, 11/01/2023	2,000,000	2,026,620
Arizona — 17.4%(1)
Arizona Industrial Development Authority
(Obligor: Dove Mountain Senior Living)
6.400%, 02/01/2026(2)	21,660,000	21,541,953
Arizona Industrial Development Authority
(Obligor: Dove Mountain Senior Living)
9.650%, 02/01/2026(2)	3,095,000	3,078,194
Maricopa County Industrial Development Authority
(Obligor: New Learning Ventures)
6.750%, 07/01/2033	944,000	901,983
		25,522,130
Colorado — 5.7%(1)
Colorado Educational & Cultural Facilities Authority
(Obligor: Ability Connection Colorado)
7.500%, 12/15/2030(2)	5,350,000	4,746,520
Colorado Educational & Cultural Facilities Authority
(Obligor: Leman Academy of Excellence)
4.000%, 07/01/2033	500,000	515,525
University of Colorado
(Obligor: University of Colorado)
4.000%, 06/01/2038	3,000,000	3,080,910
		8,342,955
Florida — 19.6%(1)
Capital Trust Agency Inc.
(Obligor: Championship Academy of Distinction West Broward — Series 2018 A)
0.000%, 11/15/2025(2)(4)(5)(7)	8,250,000	5,249,377
Capital Trust Agency Inc.
(Obligor: Championship Academy of Distinction West Broward — Series 2018 B)
0.000%, 11/15/2025(2)(4)(5)(7)	550,000	349,958
Capital Trust Agency Inc.
(Obligor: Championship Charter School I — Series A)
0.000%, 11/15/2025(2)(4)(5)(7)	8,425,000	4,860,028
Capital Trust Agency Inc.
(Obligor: Championship Charter School I — Series B)
0.000%, 11/15/2025(2)(4)(5)(7)	485,000	279,776
Florida Development Finance Corp.
(Obligor: Academir Charter School)
7.000%, 08/01/2032(2)	2,700,000	2,715,876
Florida Development Finance Corp.
(Obligor: The Athenian Academy)
4.880%, 07/01/2049(2)(6)	15,925,000	15,176,684
		28,631,699
Illinois — 0.1%(1)
Illinois Housing Development Authority
(Obligor: Alden Gardens Bloomingdale)
3.970%, 09/01/2043(3)	155,000	155,000
Minnesota — 0.8%(1)
City of Bloomington MN
(Obligor: Presbyterian Homes)
3.970%, 07/01/2038(3)	1,225,000	1,225,000
Nevada — 1.6%(1)
County of Clark Department of Aviation
(Obligor: McCarran International Airport)
5.000%, 07/01/2023	2,350,000	2,364,452
New Hampshire — 3.4%(1)
New Hampshire Business Finance Authority
(Obligor: Baldwin Senior Living)
10.000%, 04/01/2029	5,215,000	4,889,125
Pennsylvania — 1.4%(1)
Pennsylvania Economic Development Financing Authority
(Obligor: Earthcare Bethel LLC)
8.500%, 12/01/2039(2)	2,025,000	2,054,038
Tennessee — 1.5%(1)
Tennessee State School Bond Authority
(Obligor: Tennessee State School Bond Authority)
5.000%, 11/01/2042	2,000,000	2,149,720
Texas — 2.2%(1)
New Hope Cultural Education Facilities Finance Corp.
(Obligor: Bridgemoor Senior Living)
0.000%, 12/01/2053(2)(4)(5)(7)	5,000,000	3,243,000
Wisconsin — 33.0%(1)
Public Finance Authority
(Obligor: Gardens of Social Circle — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	2,030,000	552,213
Public Finance Authority
(Obligor: Gardens of Social Circle — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	65,000	17,682
Public Finance Authority
(Obligor: Landings of Douglas — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	1,255,000	498,257

See accompanying Notes to Financial Statements.

8	Ecofin

2023 Semi-Annual Report | March 31, 2023

Schedule of Investments (unaudited) (continued)
March 31, 2023

	Principal Amount	Fair Value

Wisconsin (continued)
Public Finance Authority
(Obligor: Landings of Douglas — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	$75,000	$27,015
Public Finance Authority
(Obligor: Landings of Columbus — Series C)
0.000%, 01/01/2024(4)(5)(7)	1,055,000	395,904
Public Finance Authority
(Obligor: Landings of Columbus — Series D)
0.000%, 01/01/2024(4)(5)(7)	80,000	30,021
Public Finance Authority
(Obligor: Landings of Gainesville — Series C)
0.000%, 01/01/2024(4)(5)(7)	1,020,000	220,572
Public Finance Authority
(Obligor: Landings of Gainesville — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	80,000	17,300
Public Finance Authority
(Obligor: Gardens of Waterford — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	1,185,000	426,840
Public Finance Authority
(Obligor: Gardens of Waterford — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	75,000	29,776
Public Finance Authority
(Obligor: Gardens of Rome — Series C)
0.000%, 01/01/2024(4)(5)(7)	1,630,000	828,577
Public Finance Authority
(Obligor: Gardens of Rome — Series D)
0.000%, 01/01/2024(4)(5)(7)	70,000	35,583
Public Finance Authority
(Obligor: Gardens of Savannah — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	1,065,000	261,840
Public Finance Authority
(Obligor: Gardens of Savannah — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	80,000	19,669
Public Finance Authority
(Obligor: Montage Living Obligation Group)
0.000%, 02/01/2024(4)(5)	10,980,000	9,909,450
Public Finance Authority
(Obligor: Montage Living Obligation Group)
0.000%, 02/01/2024(4)(5)	5,060,000	4,566,650
Public Finance Authority
(Obligor: Montage Living Obligation Group)
0.000%, 02/01/2024(4)(5)	5,520,000	4,981,800
Public Finance Authority
(Obligor: Gardens of Montgomery — Series A)
0.000%, 01/01/2029(2)(4)(5)(7)	1,610,000	947,312
Public Finance Authority
(Obligor: Gardens of Montgomery — Series B)
0.000%, 01/01/2029(2)(4)(5)(7)	29,000	17,063
Public Finance Authority
(Obligor: Landings of Montgomery — Series C)
0.000%, 01/01/2029(2)(4)(5)(7)	1,955,000	1,150,307
Public Finance Authority
(Obligor: Landings of Montgomery — Series D)
0.000%, 01/01/2029(2)(4)(5)(7)	65,000	38,246
Public Finance Authority
(Obligor: Vonore Fiber Products)
7.500%, 06/01/2029(2)(3)	10,520,000	10,596,586
Public Finance Authority
(Obligor: Telra Institute)
7.700%, 09/01/2031	2,937,000	2,758,284
Public Finance Authority
(Obligor: Telra Institute)
7.700%, 09/01/2031(2)	468,000	451,007
Public Finance Authority
(Obligor: Aspire Trade High School)
7.625%, 12/01/2057(2)	2,590,000	2,436,517
Public Finance Authority
(Obligor: Genesis Christian Academy)
7.625%, 02/01/2033	4,970,000	4,741,896
Public Finance Authority
(Obligor: Northwest Ohio Classical Academy)
6.875%, 03/30/2052	1,875,000	1,724,473
Public Finance Authority
(Obligor: The Excel Academy)
7.600%, 01/15/2033(2)(3)	655,000	625,708
		48,306,548
Total Municipal Bonds
(Cost $148,560,601)		128,910,287

Private Loans — 1.4%(1)
CHAMP. DAVIE H.S.
0.000%, 06/30/2023(4)(5)(7)	500,000	288,429
Regional Housing & Community Note
7.500%, 04/29/2023(7)	1,746,000	1,746,000
Total Private Loans
(Cost $2,246,000)		2,034,429

Mortgage Backed Securities — 0.1%(1)
JP Morgan Wealth Management 2020-ATR1 A-4
3.000%, 02/25/2050(2)
(Cost $77,304)	76,355	74,360

See accompanying Notes to Financial Statements.

Ecofin	9

Schedule of Investments (unaudited) (continued)
March 31, 2023

	Principal Amount	Fair Value

Short Term Investments — 1.1%(1)
Illinois — 0.1%(1)
University of Illinois
Weekly VRDN and Put,
4.070%, 10/01/2026(3)	$100,000	$100,000

New York — 0.1%(1)
New York City Housing Development Corp.
(Obligor: Royal Properties — Series A)
Weekly VRDN and Put,
4.000%, 04/15/2035(3)	200,000	200,000

Texas — 0.8%(1)
Tarrant County Cultural Education Facilities Finance Corp.
(Obligor: CHRISTUS Health Obligated Group)
Weekly VRDN and Put,
4.000%, 07/01/2047(3)	1,220,000	1,220,000

Virginia — 0.1%(1)
Loudoun County Economic Development Authority
(Obligor: Howard Hughes Medical Institute)
Weekly VRDN and Put,
3.950%, 02/15/2038(3)	150,000	150,000

	Principal Amount/Shares	Fair Value

Money Market Fund — 5.0%(1)
First American Government Obligations Fund Class X, 4.653%(8)	7,372,297	7,372,297
Total Short Term Investments
(Cost $9,042,297)		9,042,297
Total Investments — 98.2%(1)
(Cost $163,926,202)		143,787,154
Other Assets in Excess of Liabilities, Net — 1.8%(1)		2,561,296
Total Net Assets — 100.0%(1)		$146,348,450

(1)	Calculated as a percentage of net assets.
(2)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” With the exception of securities in default or forbearance, these securities are determined to be liquid by the Adviser. As of March 31, 2023, the value of these investments were $85,208,883 or 58.2% of total net assets.
(3)	Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. These notes can be tendered at par by the investor to the trustee at any time generally on seven days’ notice. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The rate shown is the rate in effect as of March 31, 2023.
(4)	Non-income producing security.
(5)	Security in default at March 31, 2023, the value of these investments were $39,242,645 or 26.8% of total net assets.
(6)	Security in forebearance at March 31, 2023.
(7)	Value determined using significant unobservable inputs. See Note 2 in the Notes to Financial Statements for further disclosure.
(8)	Seven-day yield as of March 31, 2023.

See accompanying Notes to Financial Statements.

10	Ecofin

2023 Semi-Annual Report | March 31, 2023

Statement of Assets & Liabilities (unaudited)
March 31, 2023

Assets:
Investments, at fair value (cost $163,926,202)	$143,787,154
Interest receivable from investments	4,431,058
Receivable for capital shares sold	33,140
Prepaid expenses	72,683
Total assets	148,324,035
Liabilities:
Payable to Adviser	467,827
Payable for professional fees	144,881
Payable for custody fees	1,899
Payable for transfer agent fees & expenses	11,708
Payable for capital shares reedemed	660,566
Distributions payable	577,542
Accrued expenses	111,162
Total liabilities	1,975,585
Net Assets	$146,348,450
Net Assets Applicable to Common Stockholders Consist of:
Capital Stock, $0.001 par value; 16,425,756 shares issued and outstanding (1,000,000,000 shares authorized)	$16,426
Additional paid-in capital	170,241,871
Total accumulated loss	(23,909,847)
Net Assets applicable to common stockholders	$146,348,450

Net Asset Value per common share outstanding (net assets applicable common stockholders, divided by common shares outstanding)	$8.91

See accompanying Notes to Financial Statements.

Ecofin	11

Statement of Operations (unaudited)
Period from October 1, 2022 to March 31, 2023

Investment Income:
Interest income	$4,746,162
Other income	68,514
4,814,676
Expenses:
Advisory fees (See Note 4)	984,088
Legal fees	13,073
Shareholder communication fees	33,309
Fund administration and accounting fees (See Note 4)	51,070
Director fees	50,703
Transfer agent fees and expenses (See Note 4)	31,213
Audit and tax fees	40,802
Registration fees	8,992
Other	5,059
Custody fees (See Note 4)	4,187
Total expenses before reimbursement/recoupment	1,222,496
Add: expense recoupment by Adviser (See Note 4)	7,421
Less: fees waived by Adviser (See Note 4)	(49,012)
Net expenses	1,180,905
Net Investment Income	3,633,771
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(3,095,978)
Net change in unrealized appreciation (depreciation) of investments	2,938,409
Net Realized and Unrealized Loss on Investments	(157,569)
Net Increase in Net Assets Resulting from Operations	$3,476,202

See accompanying Notes to Financial Statements.

12	Ecofin

2023 Semi-Annual Report | March 31, 2023

Statement of Changes in Net Assets

	Period from October 1, 2022 to March 31, 2023	Year Ended September 30, 2022
	(unaudited)
Operations
Net investment income	$3,633,771	$10,167,925
Net realized gain (loss) on investments	(3,095,978)	7,350,013
Net change in unrealized appreciation (depreciation) of investments	2,938,409	(10,743,365)
Net increase in net assets resulting from operations	3,476,202	6,774,573
Capital Share Transactions
Proceeds from shares sold	5,137,477	11,991,017
Proceeds from reinvestment of distributions	3,300,548	3,184,438
Payments for shares redeemed	(35,372,117)	(40,405,663)
Decrease in net assets resulting from capital share transactions	(26,934,092)	(25,230,208)
Distributions to Shareholders
From distributable earnings	(10,124,062)	(10,185,535)
Total Decrease in Net Assets	(33,581,952)	(28,641,170)
Net Assets
Beginning of period	179,930,402	208,571,572
End of period	$146,348,450	$179,930,402
Transactions in Shares:
Shares sold	564,930	1,256,966
Shares issued to holders in reinvestment of dividends	368,893	335,303
Shares redeemed	(3,858,029)	(4,234,773)
Decrease in Institutional Class shares outstanding	(2,924,206)	(2,642,504)

See accompanying Notes to Financial Statements.

Ecofin	13

Statement of Cash Flows (unaudited)
Period from October 1, 2022 to March 31, 2023

Cash Flows From Operating Activities
Interest received from investments	$3,817,579
Purchases of long-term investments	(40,254,550)
Proceeds from sales of long-term investments	60,823,366
Proceeds from sales of short-term investments, net	14,888,992
Operating expenses paid	(1,267,024)
Net cash provided by operating activities	38,008,363
Cash Flows From Financing Activities
Issuance of common stock	5,254,337
Redemption of common stock	(34,711,551)
Distributions paid to common stockholders	(8,551,149)
Net cash used in financing activities	(38,008,363)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities
Net increase in net assets resulting from operations	$3,476,202
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(40,254,550)
Proceeds from sales of long-term investments	60,823,366
Proceeds from sales of short-term investments, net	14,888,992
Net unrealized appreciation of investments	(2,938,409)
Accretion of market discount, net	(148,979)
Net realized loss on investments	3,095,978
Changes in operating assets and liabilities:
Increase in interest receivable from investments	(848,118)
Increase in prepaid expenses	(46,193)
Decrease in payable to Adviser, net of fees waived	(56,946)
Increase in accrued expenses and other liabilities	17,020
Total adjustments	34,532,161
Net cash provided by operating activities	$38,008,363

Non-Cash Financing Activities
Reinvestment of distributions in additional common shares	$3,300,548

See accompanying Notes to Financial Statements.

14	Ecofin

2023 Semi-Annual Report | March 31, 2023

Financial Highlights

	Period Ended March 31, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Period from March 26, 2018(1) to September 30, 2018
	(unaudited)
Per Common Share Data
Net asset value, beginning of period	$9.30	$9.48	$9.65	$9.99	$9.98	$10.00
Investment operations:
Net investment income	0.21	0.53	0.37	0.47	0.46	0.16
Net realized and unrealized gain (loss) on investments	(0.01)	(0.21)	(0.15)	(0.33)	0.01	(0.09)
Total from investment operations	0.20	0.32	0.22	0.14	0.47	0.07
Less distributions from:
Net investment income	(0.24)	(0.50)	(0.37)	(0.48)	(0.46)	(0.09)
Net realized gains	(0.35)	—	(0.02)	—	—	—
Total distributions	(0.59)	(0.50)	(0.39)	(0.48)	(0.46)	(0.09)
Net asset value, end of period	$8.91	$9.30	$9.48	$9.65	$9.99	$9.98

Total Return(2)	2.22%	3.40%	2.38%	1.55%	4.78%	1.11%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$146,348	$179,930	$208,572	$244,920	$225,748	$70,847
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(3)	1.55%	1.62%	1.72%	1.55%	1.95%	5.93%
After expense reimbursement/recoupment(3)	1.50%	1.51%	1.51%	1.40%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment(3)	4.58%	5.12%	3.03%	4.84%	3.97%	(1.35)%
After expense reimbursement/recoupment(3)	4.63%	5.23%	3.23%	4.99%	4.42%	3.07%
Portfolio turnover rate(2)	22%	10%	24%	50%	25%	160%
(1)	Commencement of operations.
(2)	Not annualized for period less than one year.
(3)	Annualized for period less than one year.

See accompanying Notes to Financial Statements.

Ecofin	15

Notes to Financial Statements (unaudited)
March 31, 2023

1. Organization

Ecofin Tax-Exempt Private Credit Fund, Inc., formerly known as Ecofin Tax-Advantaged Social Impact Fund, Inc.(the “Fund”), was organized as a Maryland corporation on December 8, 2017, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 26, 2018. The Fund continuously offers shares of Institutional Class I Common Stock (the “Common Shares” or “Class I Shares”).

The Fund seeks to generate attractive total return with an emphasis on tax-exempt income.“Tax-Exempt” income is income that is exempt from federal income tax or from both federal and state income tax.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value (“NAV”), reduced by any applicable repurchase fee. The Fund’s Board of Directors approved the repurchase of up to 18% of the Fund’s outstanding Common Shares at NAV for the period September 30, 2022 to November 4, 2022. Subject to applicable law and approval of the Fund’s Board of Directors, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their shares back to the Fund. The Fund’s shares are not listed on any securities exchange and there is no secondary trading market for its shares. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% per Rule 23c-3(b)(5) of the 1940 Act.

For the period ended March 31, 2023, the Fund engaged in the following repurchase offers:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Tendered
November 4, 2022	18.0%	2,633,446	13.6%
February 3, 2023	5.0%	1,224,583	7.0%

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation — The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Fixed income securities, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. These securities are categorized in Level 2 of the fair value hierarchy.

16	Ecofin

2023 Semi-Annual Report | March 31, 2023

Notes to Financial Statements (unaudited) (continued)

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following fair valuation procedures approved by the Board of Directors. The Fund’s Board of Directors has designated the Fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Committee reports changes to the fair valuation guidelines to the Board of Directors. The Fund’s Board and Audit Committee also regularly review reports that describe fair value determinations and methods. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation designee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Corporate Notes	$—	$3,725,781	$—	$3,725,781
Municipal Bonds	12,695,477	96,718,494	19,496,316	128,910,287
Private Loans	—	—	2,034,429	2,034,429
Mortgage Backed Securities	—	74,360	—	74,360
Short Term Investments	7,372,297	1,670,000	—	9,042,297
Total Investments	$20,067,774	$102,188,635	$21,530,745	$143,787,154

The following tables present assets measured at fair value on a reoccurring basis using significant unobservable inputs (Level 3) for the period ended March 31, 2023:

	Private Loans	Municipal Bonds
Balance — beginning of period	$1,434,429	$19,385,851
Transfers into Level 3(1)	—	—
Purchases	600,000	—
Sales	—	—
Accretion/(Amortization)	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)(1)	—	110,465
Balance — end of period	$2,034,429	$19,496,316
Net change in unrealized appreciation (depreciation) from investments still held as of 3/31/2023(1)	$—	$110,465
(1)	Transfers between levels are recognized at the end of the reporting period and as such net change in unrealized appreciation (depreciation) does not include unrealized appreciation (depreciation) from investments transferred to Level 3 during the period, if applicable.
Ecofin	17

Notes to Financial Statements (unaudited) (continued)

Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average(2)	Impact to valuation from increase to input(3)
Municipal Bonds — Capital	$10,739,139	Income Approach	Discount Rate	11.0%	11.0%	Decrease
Trust Agency Inc.		Market Approach	$ per Square Foot	$140.00 - $174.00	$157.00	Increase
Municipal Bonds — Public	5,514,177	Income Approach	Discount Rate	11.0%	11.0%	Decrease
Finance Authority		Income Approach	$ per Unit	$39,423 - $51,250	$47,234	Increase
		Income Approach	$ per Square Foot	$61.71 - $97.48	$80.35	Increase
		Income Approach	Terminal Capitalization Rate	8.0% - 8.5%	8.3%	Decrease
		Income Approach	IRR	11.5% - 12.0%	11.8%	Decrease
		Market Approach	$ per Unit	$35,417 - $51,500	$45,416	Increase
		Market Approach	$ per Square Foot	$49.91 - $96.69	$68.80	Increase
Municipal Bonds — New	3,243,000	Income Approach	Discount Rate	16.0%	16.0%	Decrease
Hope Cultural Education		Market Approach	$ per Unit	$251,572	$251,572	Increase
Facilities Finance Corp.		Market Approach	$ per Square Foot	$249.00	$249.00	Increase
Private Loans — Regional	1,746,000	Cost	Transaction Price	$100.00	$100.00	N/A
Housing & Community Note
Private Loans —	288,429	Income Approach	Discount Rate	11.0%	11.0%	Decrease
CHAMP. DAVIE H.S.		Market Approach	$ per Square Foot	$140.00 - $174.00	$157.00	Increase
(2)	Weighted by relative fair value.
(3)	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value.

C. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income are recorded on the ex-dividend date. Other income is recognized when received.

D. Distributions to Stockholders — Distributions from the Fund’s net investment income are accrued daily and paid quarterly. Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income (including tax-exempt income reduced by certain disallowed expenses) each year both to avoid federal income tax and excise tax. If the Fund’s ability to make distributions on its common stock is limited, such limitations could, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment Fund (“RIC”), which would have adverse consequences for its stockholders.

E. Federal Income Taxation — The Fund intends to be treated and to qualify each year as a RIC under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).As a result, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. To qualify as a RIC, the Fund is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Fund is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Fund makes sufficient distributions to satisfy the excise tax avoidance requirement. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of March 31, 2023, the Fund had no uncertain tax positions and no penalties or interest was accrued. The Fund does not expect any change in their unrecognized tax positions in the next twelve months. The tax years ending September 30, 2019 through 2022 remain open to examination by federal and state authorities.

F. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18	Ecofin

2023 Semi-Annual Report | March 31, 2023

Notes to Financial Statements (unaudited) (continued)

3. Risks and Uncertainties

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in Municipal-Related Securities. The Fund considers a security or obligation to be a Municipal-Related Security if it is issued (i) for projects in the social infrastructure sector (defined below) or (ii) by or on behalf of governmental entities or other qualifying issuers of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The “social infrastructure sector” includes assets and services that accommodate essential social services related to education, healthcare, housing, human service providers and social services. Such assets and services may include, but not be limited to, primary, secondary and post-secondary education facilities; hospitals and other healthcare facilities; seniors, student, affordable, military and other housing facilities; industrial/infrastructure and utility projects; and nonprofit and civic facilities. The Fund may also invest up to 20% of its total assets in each of the following: (i) securities guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (ii) equity investments in other companies, including exchange-traded funds and (iii) non-Municipal-Related Securities.

In February 2022, a number of countries (including the US, UK and EU) imposed sanctions against certain entities and individuals in Russia as a result of the official recognition of the Donetsk People Republic and Lugansk People Republic by the Russian Federation. Announcements of potential additional sanctions have been made following military operations initiated by Russia against the Ukraine on February 24, 2022. Political and military events, including in North Korea, Venezuela, Russia, Ukraine, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, may cause market disruptions. The situation has driven a sharp increase in volatility across markets and has the potential to adversely impact global economies. Although neither the Fund’s performance nor operations have been significantly impacted by the above, the situation nevertheless presents uncertainty and risk with respect to financials results.

Market risks such as political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

4. Agreements and Affiliations

The Fund has an agreement with Tortoise Capital Advisors, LLC (the “Adviser”) to provide for investment advisory services to the Fund. Under the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, annual compensation in an amount equal to 1.25% of the daily “Managed Assets” of the Fund.“Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).

Effective September 4, 2020, the Adviser appointed Ecofin Advisors, LLC (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of certain allocated assets within the Fund. The Adviser will pay the Sub-Adviser a fee on an annual basis of 1.05% of the daily Managed Assets allocated to the Sub-Adviser.

Pursuant to an Expense Limitation and Reimbursement Agreement, through February 28, 2024, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.25% of Managed Assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.25% of Managed Assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred.“Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) any distribution fee, (iii) brokerage costs, (iv) distribution/interest payments (including any distribution payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Adviser). During the period ended March 31, 2023, the Adviser recouped expenses of $7,421 relating to previously waived fees for the Fund. Reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
September 30, 2023	$20,392
September 30, 2024	$164,732
September 30, 2025	$236,216
September 30, 2026	$49,012

U.S. Bank Global Fund Services, LLC (“USBGFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2023, are disclosed in the Statement of Operations.

Ecofin	19

Notes to Financial Statements (unaudited) (continued)

The Fund has established a line of credit (“LOC”) in the amount of $12,000,000. Borrowings under the LOC are charged an interest rate equal to the greater of (i) prime rate minus 1.00% and (ii) 0.00%. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the period ended March 31, 2023, the Fund had no borrowings and has no amount outstanding on the LOC.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

5. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31, 2023, were as follows:

	Purchases	Sales
Mortgage Backed Securities	$—	$31,506,729
Municipal Bonds	40,254,550	29,316,637

6. Federal Tax Information

For the year ended September 30, 2022, the Fund’s most recently completed fiscal year end, the cost basis for investments and the components of accumulated gains for federal income tax purposes were as follows:

Cost of Investments	$202,331,981
Gross unrealized appreciation	147,653
Gross unrealized depreciation	(23,225,110)
Net unrealized appreciation/(depreciation)	$(23,077,457)
Undistributed ordinary income(1)	14,404
Undistributed tax-exempt income	2,359,011
Undistributed long-term capital gain	5,913,367
Total accumulated loss	(14,790,675)
Other temporary differences	(2,471,312)
Other accumulated losses	—
Total accumulated gains/(losses)	$(17,261,987)
(1)	Undistributed short-term capital gain included in ordinary income.

For the period ended March 31, 2023, the Fund paid $10,124,062 in distributions which includes long-term capital gains of $5,913,367.

For the year ended September 30, 2022, and September 30, 2021, the Fund paid the following distributions to shareholders (adjusted by dividends payable):

	Year Ended September 30, 2022	Year Ended September 30, 2021
Ordinary Income(2)	$2,549,575	$2,988,179
Tax-Exempt Income(3)	$7,635,960	$6,050,545
Long-Term Capital Gains	$—	$403,081
(2)	For Federal Income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
(3)	Designated as exempt per IRC Sec 852(b)(5).

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended September 30, 2022, the following reclassifications were made:

Fund	Distributable Earnings (Losses)	Paid-in Capital
Ecofin Tax-Exempt Private Credit Fund, Inc.(1)	$(869,485)	$869,485
(1)	Primarily related to the tax treatment of deemed distributions on shareholder redemptions.
20	Ecofin

2023 Semi-Annual Report | March 31, 2023

Notes to Financial Statements (unaudited) (continued)

7. Borrowing

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive the principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

As of March 31, 2023, there were no reverse repurchase agreements outstanding in the Fund.

8. Subsequent Events

On March 30, 2023, the Fund issued a repurchase offer with a repurchase request deadline of May 5, 2023. On May 5, 2023, 839,396 shares were repurchased at the net asset value per share of $8.91.

The Fund has performed an evaluation of subsequent events through the date the statement of assets and liabilities was issued and has determined that no additional items require recognition or disclosure.

Ecofin	21

Additional Information (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. In addition, the Fund’s Part of Form N-PORT is available without charge upon request by calling the Adviser at (866) 362-9331 or through the Adviser’s website at www.tortoiseecofin.com.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2022 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseecofin.com; and (ii) on the SEC’s Web site at www.sec.gov.

Approval of the Investment Advisory Agreement and the Sub-Advisory Agreement

In approving the renewal of the investment advisory agreement and the investment sub-advisory agreement, the directors, including the directors who are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Directors”), received extensive data and information from the Adviser concerning the Fund and the services provided to it by the Adviser under the Advisory Agreement (as defined below), including information regarding the fees payable by other funds for similar services, and the services provided by Ecofin Advisors, LLC (“Ecofin” or the “Sub-Adviser”) under the Sub-Advisory Agreement (as defined below).

Factors Considered

The Board, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Board’s consideration of the investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”) and the investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”) included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser and the Sub-Adviser; (2) the investment performance of the Fund and the Adviser and the Sub-Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of stockholders of the Fund. In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative; individual directors may have evaluated the information presented differently from one another, giving different weights to various factors.

Nature, Extent and Quality of Services Provided. The Board considered information regarding the history, qualification and background of the Adviser and the individuals at the Sub-Adviser, primarily responsible for the portfolio management of the Fund. In addition, the Board reviewed the quality of the Adviser’s services provided with respect to regulatory compliance and oversight of the Sub-Adviser with respect to compliance with the investment policies of the Fund; the nature and quality of the supervisory and administrative services that the Adviser is responsible for providing to or providing for the Fund; the unique and complex nature of the Fund’s investment program in the registered fund space; conditions that might affect the Adviser’s ability to provide high-quality services to the Fund in the future under the Advisory Agreement, including the Adviser’s financial condition and operational stability; the Sub-Adviser’s ability to provide high-quality services in the future under the Sub-Advisory Agreement; and the Adviser’s oversight of the Sub-Adviser in providing investment management of the Fund’s portfolio. Additionally, the Board considered the operational support and oversight provided by the Adviser’s personnel in connection with the Fund’s repurchase offers. The Board discussed the relevant experience and qualifications of the personnel who provide advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Board, including the Independent Directors, concluded that the Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, including the oversight of investment services provided by the Sub-Adviser, and that the nature and the quality of such services supported the approval of the continuation of the Advisory Agreement. Further, the Board, including the Independent Directors, concluded that the Sub-Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Sub-Advisory Agreement and that the nature and the quality of such services supported the approval of the continuation of the Sub-Advisory Agreement.

22	Ecofin

2023 Semi-Annual Report | March 31, 2023

Additional Information (unaudited) (continued)

Investment Performance of the Fund and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed information pertaining to the performance of the Fund. These data compared the Fund’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Fund, that the Adviser deemed to be relevant from a qualitative standpoint by taking characteristics such as tenure and industry perception into account, and with regard to management fees and expenses, by capturing a list of interval funds and selected funds from the high and low end of the spectrum. The comparative information showed that the performance of the Fund is satisfactory on an overall basis compared to other similar funds for various periods despite certain periods of lower relative performance against applicable comparable funds. The Independent Directors also considered discussions with the Adviser regarding the Fund’s performance plan and strategy. The Independent Directors also noted that the Adviser and Sub-adviser were committed to providing the resources necessary to assist the Fund’s portfolio managers and to continue to improve Fund performance. The Adviser and the Independent Directors discussed the performance of specific investments. Based on its review, the Board was satisfied with the Fund’s performance and management’s efforts to continue to improve the Fund’s performance going forward. Based upon their review and also considering market conditions and volatility, the Independent Directors concluded that the Fund’s performance has been reasonable based on the Fund’s strategy and compared to other comparable funds and that the Fund has generated reasonable returns for investors. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no comparable accounts for performance purposes.

In assessing the reasonableness of the Fund’s fees under the Advisory Agreement, the Board considered, among other information, the Fund’s management fee as a percentage of total managed assets and its total gross operating expense ratio (calculated as a percentage of net assets and excluding interest expense, and before the application of expense limitation) and net operating expense ratio compared to those of comparable funds. The Board considered the Adviser’s explanation that there are very few, if any, funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds as well as its structure as an interval fund, thus making it difficult to identify an appropriate peer group for the Fund. The Independent Directors also took note that the Fund, as a closed-end interval fund, differs from an exchange-traded closed-end fund, including with respect to the level of attention and resources required in day-to-day management and oversight, because, among other differences, an interval fund is continuously offered and conducts periodic repurchase offers, which requires management of asset inflows and outflows that generally do not apply to exchange-traded closed-end funds.

The Board also considered the management fee (based on total managed assets) charged by the Adviser to other Tortoise funds to the management fee of the Fund. The Independent Directors noted that the management fee paid by the Fund is higher than the management fees paid by the other Tortoise funds, but noted the uniqueness of the Fund’s strategy and were advised by the Adviser that there are additional challenges in managing a closed-end interval fund such as the Fund, such as those associated with being continuously offered, managing daily inflows of stockholder subscriptions, and the proposed quarterly repurchases of shares of common stock. The Board also considered that the Adviser pays the fee to the Sub-Adviser under the Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund, and that the Fund incurs no additional expense as a result of such sub-advisory services.

The Board also noted that the Adviser had entered into and proposed to renew an Expense Limitation Agreement with the Fund, pursuant to which the Adviser agreed to reimburse the Fund, to the extent that certain specified expenses exceed 0.25% of the Fund’s managed assets. It was noted that the Fund’s estimated total expense ratio calculated as a percentage of common share net assets (excluding interest expense) after giving effect to the Expense Limitation Agreement is lower than the average total expense ratios of the competitor funds.

In addition to advisory services, including oversight of the Sub-Adviser, the Independent Directors considered the quality of the administrative and other non-investment advisory services provided to the Fund. The Adviser provides the Fund with certain services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Independent Directors also reviewed information received from the Adviser and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and the Advisers Act and their applicability to the Fund, including the Fund’s Code of Ethics.

The Adviser provided detailed information concerning its expected cost of providing services to the Fund, its projected profitability in managing the Fund, its overall profitability, and its financial condition. The Independent Directors reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to provide services under the Advisory Agreement, and the reasonableness of the management fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers.

Ecofin	23

Additional Information (unaudited) (continued)

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser and the Sub-Adviser. The information provided to the Independent Directors discussed the significant differences in scope of services to be provided to the Fund and provided to the Adviser’s other clients. The Independent Directors considered the fee comparisons in light of the different services provided in managing these other types of clients. The Independent Directors considered and evaluated the information they received comparing the Fund’s contractual annual management fee and overall expenses with a peer group of comparable funds determined by the Adviser as described above.

The Independent Directors concluded that the fees (including the management fee) and expenses that the Fund will be paying under the Advisory Agreement, as well as the operating expense ratios of the Fund, are reasonable given the quality of services to be provided under the Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Fund grows, such as through breakpoints in the management fee, and whether fee levels reflect any economies of scale for the benefit of the Fund’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall, and the Board and the Adviser determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser on the one hand and stockholders of the Fund on the other.

Collateral Benefits Derived by the Adviser. Additionally, the Board considered so-called “fall- out benefits” to the Adviser, such as reputational value derived from serving as investment manager to the Fund. They concluded that the Adviser generally does not directly use the Fund’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Board, including the Independent Directors, did not, with respect to their deliberations concerning their approval of the continuation of the Advisory Agreement or Sub-Advisory Agreement, consider the benefits the Adviser or Sub-Adviser may derive from relationships the Adviser or Sub-Adviser may have with brokers through soft dollar arrangements because neither the Adviser nor the Sub-Adviser employ any third party soft dollar arrangements in rendering its advisory services to the Fund. The Adviser or Sub-Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, the Adviser and Sub-Adviser have no arrangements or understandings with such brokers regarding receipt of research in return for commissions. Neither the Adviser nor the Sub-Adviser considers this research when selecting brokers to execute transactions on behalf of the Fund and does not put a specific value on unsolicited research, nor attempt to estimate and allocate the relative costs or benefits among clients.

Conclusions of the Directors

After reviewing and considering these and other factors described herein, the Board, including the Independent Directors, concluded within the context of their overall conclusions regarding the Advisory Agreement and based on information provided and related representations made by the Adviser, that they were satisfied that fees payable under the Advisory Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Adviser, as the case may be, and that, based on the information provided by the Adviser and taking into account the various assumptions made, the profitability of the Adviser did not appear to be excessive under the Advisory Agreement. The Board determined that the terms of the Sub-advisory Agreement are and continue to be, fair and reasonable, and that the continuation of the Sub-Advisory Agreement is in the best interests of the Fund. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board, including the Independent Directors, unanimously concluded that the approval of the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement was in the interest of the Fund and its stockholders and should each be approved for a period of one-year from December 31, 2022.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s website at www.sec.gov.

24	Ecofin

2023 Semi-Annual Report | March 31, 2023

Additional Information (unaudited) (continued)

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Ecofin	25

Board of Directors

Gary Henson
Tortoise
Conrad S. Ciccotello
Independent
Allen R. Strain
Independent
John G. Woolway
Independent

Investment Adviser

Tortoise Capital Advisors, LLC
6363 College Boulevard
Overland Park, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator

U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
111 E. Kilbourn Ave. Suite 2200
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Legal Counsel

Simpson Thacher & Bartlett LLP
900 G. Street, N.W.
Washington, D.C. 20001

1-855-822-3863

This report should be accompanied or preceded by a prospectus.

6363 College Boulevard
Overland Park, KS 66211

www.TortoiseEcofin.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no new portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/1/22-10/31/22	0	0	0	0
Month #2 11/1/22-11/30/22	0	0	0	0
Month #3 12/1/22-12/31/22	0	0	0	0
Month #4 1/1/23-1/31/23	0	0	0	0
Month #5 2/1/23-2/28/23	0	0	0	0
Month #6 3/1/23-3/31/23	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, and its Principal Financial Officer and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit.  Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ecofin Tax-Exempt Private Credit Fund, Inc.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer
Date June 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date June 5, 2023

By (Signature and Title)	/s/ Courtney Gengler
Courtney Gengler, Principal Financial Officer and Treasurer

Date June 5, 2023